                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 25, 2001
                                 Date of Report
                       (Date of earliest event reported):


                                 IBX GROUP, INC.
              -----------------------------------------------------
                            (New name of registrant)


                            VIDKID DISTRIBUTION, INC.
              -----------------------------------------------------
                           (Former name of registrant)


          Florida                   333-36666                65-0810941
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File           (IRS Employer
     of incorporation)               Number)             Identification No.)


                              350 N.W. 12th Avenue
                            Deerfield Beach, FL 33442
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (954) 426-6056
               --------------------------------------------------
               Registrant's telephone number, including area code


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Pursuant to a Stock Exchange Agreement by and between Vidkid Distribution, Inc. ("VIDKID") and the shareholders of Primed Technologies, Inc. ("PRIMED") dated August 31, 2001(the "Agreement") and closed on September 25, 2001, VIDKID, a Florida corporation acquired in an exchange of shares all of the capital stock of PRIMED, a privately held healthcare provider company based in Deerfield, Florida from the shareholders of PRIMED.

PRIMED offers business-to-business medical practice management solutions to healthcare professionals that are designed to contain and control costs, as well as, improve the quality of administrative work flow.

Under the Agreement, VIDKID issued 11,550,000 shares of its common stock in exchange for each and every share of common stock of PRIMED. As a consequence of this exchange of shares, PRIMED becomes a wholly-owned subsidiary of VIDKID. All of the shares and assets of PriMed are subject to a creditor's lien. Failure to comply with the terms and conditions of the PriMed loan documents could result in a default and the forfeiture of the PriMed shares.

Prior to the transaction, VIDKID had 2,637,500 shares of common stock issued and outstanding. Following the transaction, VIDKID has 14,187,500 shares of common stock issued and outstanding.

The following persons acquired control of Vidkid as a consequence of the closing of the Stock Exchange Agreement on September 25, 2001.

Name and Address of     Number of Shares          Percent of
Beneficial Owner        Owned Beneficially        Class after
                        and of Record Purchase    Transaction
--------------------    ----------------------    -----------

Evan Brovenick                8,662,500              61.1%
--------------------    ----------------------    -----------

David Blechman                2,887,500              20.3%
--------------------    ----------------------    -----------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The consideration provided by the parties pursuant to the Agreement was negotiated between VIDKID and the former PRIMED shareholders. In evaluating the transaction, VIDKID used criteria such as the value of the assets of PRIMED, PRIMED's ability to compete in its markets and the current and anticipated business operations of PRIMED. Former PRIMED shareholders considered the value of VIDKID's status as a publicly reporting company.

ITEM 5.  OTHER EVENTS.

We filed with the Secretary of the State of Florida a  Certificate  of
Amendment to our   Certificate of Incorporation to change our name to IBX Group,
Inc. and the principle place of business to 350 N.W. 12th Avenue, Deerfield Beach, Florida 33442.

On September 25, 2001 VIDKID accepted the resignation of the following officers Steven Adelstein, President, Gus A. Guilbert, Jr., Executive Vice President and Michael Greene, Vice President.

On September 25, 2001 VIDKID appointed Evan Brovenick as President and Treasurer, and David Blechman as Vice President and Secretary.

Item 6. RESIGNATION AND APPONTMENT OF NEW DIRECTORS

On September 25, 2001 VIDKID accepted the resignation of Gus A. Guilbert, Jr., Michael Greene and Todd Adelstein as members of the board of directors.

On September 25, 2001 VIDKID increased the number of board of director seats to seven and appointed five new board members. Mr. Adelstein, continues to serve on the Board and one board seat remains open.

Following is a brief description of the new board members.

Evan Brovenick, President/Treasurer/Director

Mr. Brovenick, age 40, has served as PriMed's president and chief executive officer, and as a member of PriMed's board of directors since its inception. For so long as no other person is elected as treasurer and chief financial officer, those offices will also be assumed by Mr. Brovenick. Mr. Brovenick served materially similar roles with PriMed Technologies, LC prior to its merger with PriMed. During the immediately preceding five years, in addition to his roles with PriMed and its predecessors, Mr. Brovenick served as the director of marketing and business development for ManageMed from January of 1994 until March of 1999 (having not been a stockholder thereof from January 1994 until October of 1997).

David Blechman, Secretary/Director

Mr. Blechman, age 50, has served as PriMed's vice president and secretary, and as a member of PriMed's board of directors since its inception. Prior to his association with PriMed, he served in materially similar roles with PriMed Technologies, LC prior to its merger with PriMed. During the immediately preceding five years, in addition to his roles with PriMed and its predecessors, Mr. Blechman served as the director of technical services for ManageMed from January of 1994 until March of 1999 (having been a stockholder thereof from January 1994 until October of 1997).

Alvin M.Brovenick, Chief Operating Officer/Director

Mr. Brovenick, age 70, has served as a member of PriMed's board of directors since its inception. Mr. Brovenick served materially similar roles with PriMed LC prior to its merger with PriMed Technologies, Inc. During the immediately preceding five years, in addition to his roles with PriMed and its predecessors, Mr. Brovenick served as the vice president and treasurer of ManageMed from May 1993 until March 1999 (having been a stockholder thereof from May 1993 until October 1997). He is the father of Evan Brovenick, PriMed's founder and president. Mr. Brovenick is a retired certified public accountant.

Adam B. Cohen, Director/Consultant

Mr. Cohen, age 40, has served as a consultant to PriMed in various matters. He is an attorney admitted in New York and Connecticut, a Florida Real Estate Broker and an NASD Financial Operations Officer and Arbitrator. Mr. Cohen is also currently a principal and officer of Digital Ingenuity, an IP Telephony Service provider. Mr. Cohen was a principal and officer of Avalon Research Group, an NASD Broker/Dealer and proprietary research firm; was a principal and officer of Cove Asset Management, a Florida Registered Investment Advisor; was an Executive Board member and officer of MA Berman Co., a high net worth and institutional NASD Broker/Dealer. Mr. Cohen received his BS in Economics from the Wharton School, University of Pennsylvania and his JD from the Benjamin N. Cardozo School of Law, Yeshiva University.

Mitchell Hershey, Director/Consultant

Mr. Hershey, age 42, is currently the Director of Field Operations for the 20th largest advertising agency in the USA, Zimmerman & Partners, Fort Lauderdale,

Florida. Prior to this position which he has held for the past two years, Mr. Hershey spent1996-2000 at Saatchi & Saatchi Advertising, New York, the third largest advertising agency in the USA, as General Manager for Toyota Motors, USA. Previous positions have included advertising and marketing for corporations like Proctor & Gamble, General Mills, Dr. Pepper, Hertz, Budget Rent A Car, RJ Reynolds, Hueblein, Pabst Brewing and Club Med. Mr. Hershey holds an MBA in Marketing from Pace University in New York City and a B.S. in Management from the University of Florida.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements and Proforma Financial Information

            (i) and (ii) As of the date of filing the Current Report on Form 8K, it is impracticable for the Company to provide the financial statements and proforma financial information required by this Item 7. In accordance with the
Item 7 (a) (4) of Form 8K, such financial statements and proforma financial information will be filed by amendment to this Form 8K no later than 60 days after the date hereof.

      (b) The Exhibits to this Report are listed in the Exhibit Index set forth below.

      (c) Exhibits:

          Exhibit       Description
          -------       ------------

             3          Amended Articles of Incorporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IBX GROUP, INC.

                                       By:    /s/  Evan Brovenick
                                              ----------------------------------
                                       Name:  Evan Brovenick
                                       Title: President
Date:  October 9, 2001